UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2008 (November 13, 2008)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2008, the Company entered into the material agreements described in Item 3.02 below. As more fully described in Item 3.02 below, these agreements relate to the amendments to the Series B Warrant and Series C Warrant issued to Vision Opportunity Master Fund, Ltd. in August 2007 pursuant to a Note and Warrant Purchase Agreement; a portion of these Warrants were recently transferred to an affiliate, Vision Capital Advantage Fund, L.P. (collectively, “Vision,” or the “Holders”). The August 2007 Note and Warrant Purchase Agreement was described in our Current Report on Form 8-K filed with the Commission on August 22, 2007. Also described below are amendments to the Certificates of Designation of the Relative Rights and Preferences of the Company’s Series A and Series B Convertible Preferred Stock. In addition, Item 3.02 contains a description of the exercise by each of Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. of the remaining portion of the as-amended Series C Warrant for shares of the Company’s Series B Convertible Preferred Stock.

Prior to the entry into of the material agreements described in Item 3.02 below, there was no material relationship between the Company and the Holders under the Warrants Amendments, except to the extent that Vision Opportunity Master Fund, Ltd. had previously provided financings to the Company in August 2007, November 2007, March 2008, and June 2008 and except to the extent that Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. had previously provided financings to the Company in September 2008, which financings were the subject of Current Reports on Form 8-K filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, June 24, 2008, and September 17, 2008. In connection with the consummation of the transactions contemplated by the November 2007 financing, an affiliate of Vision Opportunity Master Fund, Ltd. was appointed to the Company’s board of directors in December 2007. Vision Capital Advantage Fund, L.P., an affiliate of Vision Opportunity Master Fund, Ltd., is a recent transferee of a portion of the Company’s securities owned by Vision Opportunity Master Fund, Ltd.

Item 3.02. Unregistered Sales of Securities.

Amendments to the Series B Warrant and Series C Warrant; Triggering Notes’ Price Protection Provisions

As previously disclosed, the Company and Vision Opportunity Master Fund, Ltd. entered into a Note and Warrant Purchase Agreement dated as of August 16, 2007. As partial consideration for the investment of $5,000,000 in the Company, the Company issued to Vision Opportunity Master Fund, Ltd. (a) a Series A Warrant to purchase shares of the Company’s common stock at an initial exercise price of $.90; (b) a Series B Warrant to purchase shares of the Company’s common stock at an initial exercise price of $1.35; and (c) a Series C Warrant to purchase shares of the Company’s common stock at an initial exercise price of $.90. The respective terms of the Series A Warrant and the Series B Warrant are five years. Initially, the term of the Series C Warrant was one year.

In August, September, and October 2008, the Company and Vision Opportunity Master Fund, Ltd. or the Holders, as applicable, have entered into amendments to the Series A Warrant, the Series B Warrant, and the Series C Warrant. The latest amendment to the Series C Warrant extended its term to November 16, 2008. A copy of the Amendment No. 3 to the Series C Warrant of Juma Technology Corp. is attached hereto as Exhibit 4.1.

On November 13, 2008, the Company and the Holders again amended the terms of the Series B Warrant and the Series C Warrant. Under the Amendment No. 2 to Series B Warrant and Amendment No. 4 to Series C Warrant between the Company and, respectively, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. (the “Warrant Amendment”), (a) the exercise price per share under the Series B Warrant was reduced from $0.75 to $0.46; and (b) the exercise price per share under the Series C Warrant was reduced from $4.00 to $3.512. In addition, the number of shares of the Company’s common stock issuable upon the exercise of the Company’s Series B Preferred Stock issuable upon the exercise of remaining portion of the Series C Warrant was increased from 312,500 to 356,000. A copy of Amendment No. 2 to Series B Warrant and Amendment No. 4 to Series C Warrant of Juma Technology Corp. is attached hereto as Exhibit 4.2.

In addition to the above described Warrant Amendment, the Company and the Holders entered into a Waiver and Acknowledgement Agreement. Under this Agreement, the Company acknowledged that the Price Protection provisions of the notes issued pursuant to a certain Note and Warrant Purchase Agreement dated November 29, 2007 between the Company and Vision Opportunity Master Fund, Ltd. were triggered, reducing the per share Conversion Price under these notes from $0.60 to $0.25. A copy of the Waiver and Acknowledgement Agreement is attached hereto as Exhibit 4.3.

Amendments to the Certificates of Designation for the Series A Convertible Preferred Stock and the Series B Convertible Stock

On November 13, 2008, the Company, with the consent of all the holders of its Convertible Preferred Stock, filed with the Delaware Secretary of State an Amendment No. 2 to Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock and No. 1 to Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock. Under Amendment No. 2 to the Certificate of Designation for the Series A Convertible Preferred Stock the per share Conversion Price was reduced from $0.60 to $0.25 and Under Amendment No. 1 to the Certificate of Designation for the Series B Convertible Preferred Stock the per share Conversion Price was reduced from $0.60 to $0.50. A copy of the Amendment No. 2 to Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock is attached hereto as Exhibit 4.4, and a copy of the Amendment No. 1 to Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock is attached hereto as Exhibit 4.5.

Exercise of the Remaining Portion of the Series C Warrant

On November 14, 2008, pursuant to the Series C Warrant, as amended, each of Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. exercised the remaining portion of its Series C Warrant. The Holders tendered an aggregate of $1,250,272 to the Company in consideration of the Company’s issuance of an aggregate of 356,000 shares of the Company’s Series B Convertible Preferred Stock. It is anticipated, that these funds, net of professional fees of approximately $2,750.00 incurred in connection with the negotiation, execution and delivery of the Warrant Amendment and the amendments to the Certificates of Designation will be used for general corporate purposes.

Item 8.01. Other Events.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description

4.1	Amendment No. 3 to Series C Warrant of Juma Technology Corp. dated October 15, 2008

4.2
Amendment No. 2 to Series B Warrant and Amendment No. 4 to Series C Warrant of Juma Technology Corp. between the Company and Vision Capital Advantage Fund, L.P. and Vision Opportunity Master Fund, Ltd. dated November 13, 2008

4.3	Waiver and Acknowledgement Agreement between the Company and Vision Capital Advantage Fund, L.P. and Vision Opportunity Master Fund, Ltd. dated November 13, 2008

4.4	Amendment No. 2 to Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

4.5	Amendment No. 1 to Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: November 19, 2008

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 3 to the Series C Warrant of Juma Technology Corp. dated October 15, 2008

4.2
Amendment No. 2 to Series B Warrant and Amendment No. 4 to Series C Warrant of Juma Technology Corp. between the Company and Vision Capital Advantage Fund, L.P. and Vision Opportunity Master Fund, Ltd. dated November 13, 2008

4.3	Waiver and Acknowledgement Agreement between the Company and Vision Capital Advantage Fund, L.P. and Vision Opportunity Master Fund, Ltd. dated November 13, 2008

4.4	Amendment No. 2 to Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

4.5	Amendment No. 1 to Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock